                                                                    Exhibit 10.3

                                CORECOMM LIMITED
                     NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


1.       PURPOSE, CONSTRUCTION.

         The purpose of this CoreComm Limited Non-Employee Director Stock Option Plan (the "Plan"), is to encourage stock ownership by non-employee directors of CoreComm Limited (the "Corporation") in order to increase their identification with the interests of the Corporation's shareholders, and to encourage such directors to remain in the service of the Corporation and to put forth maximum efforts for the success of the business.

2.       DEFINITIONS.

         As used in this Plan, the following words and phrases shall have the mean ings indicated:

         (a) "BOARD" shall mean the Board of Directors of the Corporation.

         (b) "CODE" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "COMMON STOCK" shall mean the common stock, par value $.0l per share, of the Corporation.

         (d) "DISABILITY" shall mean an Optionee's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months.

         (e) "FAIR MARKET VALUE" per share as of a particular date shall mean
(i) if the Common Stock is then traded on an over-the-counter market, the average of the closing bid and asked prices for the Common Stock in such over-the-counter market on such date or on the last preceding date on which there was a sale of such Common Stock in such market, (ii) if the Common Stock is then admitted to quotation on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or another comparable quotation system and has been designated as a National Market System ("NMS") security, or if the Common Stock is then listed on a national securities exchange, the closing sales price per share on such date or on the last preceding date on which there was a sale of such Common Stock, or (iii) if the Common Stock is not then traded in an over-the-counter market, admitted to quotation on NASDAQ or other comparable quotation system, or listed on a national securities exchange, such value as the Committee in its discretion may determine.

         (f) "OPTION" shall mean a stock option granted pursuant to the Plan.

         (g) "OPTIONEE" shall mean a person to whom an Option has been granted under the Plan.

3.       ADMINISTRATION.

         The Plan shall be administered by the Compensation and Option Committee (the "Committee") established by the Board.

         The Committee shall have the powers vested in it by the terms of the Plan, such powers to include the authority to prescribe the form of the agreements embodying awards of Options made under the Plan. The Committee shall, subject to and not inconsistent with the express provisions of the Plan, have the authority to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including without limitation, the authority to prescribe. amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

         The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan.

         The Board shall fill all vacancies, however caused, in the Committee. The Board may from time to time appoint additional members to the Committee, and may at any time remove one or more Committee members and substitute others. One member of the Committee may be selected by the Board as chairman. The Committee shall hold its meetings at such times and places as it shall deem advisable.
All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at any meeting or by written consent. The Committee may appoint a secretary and make such rules, and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings.

         No member of the Board or Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Option granted hereunder.

4.       ELIGIBILITY.

         Each member of the Board who is not an employee of the Corporation or any of its affiliates (a "Non-Employee Director") shall be granted Options in accordance with Section 6 hereof. The adoption of this Plan shall not be deemed to give any director any right to be granted an Option to purchase shares of Common Stock, other than in accordance with the terms of this Plan.

5.       STOCK.

         The stock subject to Options granted hereunder shall be shares of the Corporation's Common Stock. Such shares may, in whole or in part, be authorized but unissued shares or shares that shall have been or that may be reacquired by the Corporation. The aggregate number of shares of Common Stock as to which Options may be granted from time to time under the Plan shall not exceed [ ]. The limitation established by the preceding sentence shall be subject to adjustment as provided in Section 6(k) hereof.

         In the event that any outstanding Option under the Plan for any reason expires or is canceled, surrendered or otherwise terminated without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Options under the Plan.

6.       TERMS AND CONDITIONS OF OPTIONS.

         Each Option granted pursuant to the Plan shall be evidenced by a written agreement between the Corporation and the Optionee in such form as the Committee shall prescribe from time to time, which agreement shall comply with and be subject to the following terms and conditions:

         (a) INITIAL GRANTS. On the date of the Distribution, each Non-Employee Director as of such date (a "Current Director") shall be granted automatically, without action by the Committee, an Option to purchase [ ] shares of Common Stock.

         (b) GRANTS TO NEW NON-EMPLOYEE DIRECTORS. Each Non-Employee Director (a 'New Director") who, after the Distribution, is elected to the Board for the first time by the stockholders of the Corporation at any special or annual meeting of stockholders, will, at the time such director is elected and duly qualified, be granted automatically, without action by the Committee, an Option to purchase [ ] shares of Common Stock.

         (c) GRANTS TO CONTINUING DIRECTORS. On the date of each annual meeting of stockholders subsequent to the Distribution and during the term of the Plan, each continuing Current Director (i.e., a Non-Employee Director not being elected by stockholders for the first time) will be granted automatically, without action by the Committee, an Option to purchase [ ] shares of Common Stock.

         (d) TYPE OF OPTION. Each Option granted under the Plan shall be a stock option which is not intended to qualify as an "incentive stock option" under
Section 422 of the Code.

         (e) OPTION PRICE. The Option Price of each Option granted under the Plan shall be equal to one hundred percent (100%) of the Fair Market Value of the shares of Common Stock subject to such Option on the date of grant thereof. The Option Price shall be subject to adjustment as provided in Section 6(k) hereof.

         (f) MEDIUM AND TIME OF PAYMENT. Options which have vested pursuant to
Section 6(g) hereof may be exercised in whole or in part at any time during the option period by giving written notice of exercise specifying the number of shares to be purchased, accompanied by payment of the purchase price. Payment of the purchase price may be made in cash (including cash equivalents, such as by certified or bank check payable to the Corporation), by delivery of unrestricted shares of Common Stock that have been owned by the Optionee or, as applicable, a permissible transferee (as provided in Section 6(j)) for at least six months, or in any combination of the foregoing.

         (g)      TERM AND EXERCISE OF OPTIONS.  Options granted under the
Plan shall become exercisable as to twenty percent (20%) of the shares subject thereto on the first anniversary of the date of grant thereof and as to an additional twenty percent (20%) of the shares subject thereto on each of the second, third. fourth and fifth anniversaries of the date of grant thereof. An Option shall be exercisable for a period of ten (10) years from the date of grant of such Option; provided, however, that, except as provided in this
Section 6(g), the exercise period shall be subject to earlier termination as provided in Sections 6(h) and 6(i) hereof. An Option may be exercised, as to any or all full shares of Common Stock as to which the Option has become exercisable, by giving written notice of such exercise to the Committee or to such individual(s) as the Committee may from time to time designate. Notwithstanding anything in the Plan to the contrary, in the case of the termination of service of an Optionee as a director, the Committee or, to the extent determined necessary to satisfy the requirements for an exemption from
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board, in its sole discretion. may determine that all or a portion of the Options that are then held by the Optionee (or, as applicable. by a permissible transferee of such Options (as provided in Section 6(j)) shall, to the extent not then exercisable, become exercisable in accordance with the first sentence of this Section 6(g) or as provided in Section 6(k) and that all or a portion of the Options held by the Optionee or by a transferee at the time of the Optionee's termination of service may be exercised by the Optionee or, as applicable, by a transferee (or, as applicable, by their beneficiaries, executors, administrators, heirs and successors) during such period as determined by the Committee (or, as applicable, the Board), provided that such period shall terminate no earlier than the end of the exercise period that otherwise would apply under Section 6(h) or Section 6(i) following such termination of service under the Plan and no later than the end of the applicable Option term.

         (h) TERMINATION. Except as provided in this Section 6(h) and in Section 6(i) hereof, an Option may not be exercised by the Optionee to whom it was granted or by a transferee to whom such Option was transferred (as provided in Section 6(j)) unless the Optionee is then in service as a director of the Corporation and unless the Optionee has remained continuously in the Corporation's service as a director since the date of grant of the Option. In the event that the service of an Optionee as a director shall terminate (other than by reason of death, Disability or retirement), all Options granted to such Optionee or transferred by such Optionee (as provided in Section 6(j)) that are exercisable at the time of such termination may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by a transferee within three (3) months after such termination, provided, however, that if the service of an Optionee as a director of the Corporation shall terminate for cause (as determined by the Committee in its good faith discretion), all

Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 6(j)), shall, to the extent not theretofore exercised, terminate forthwith. Nothing in the Plan or in any Option granted pursuant hereto shall confer upon an individual any right to continue in service as a director of the Corporation or interfere in any way with the right of the Corporation to terminate such service.

         (i) DEATH, DISABILITY OR RETIREMENT OF OPTIONEE. If an Optionee shall die while in service as a director of the Corporation or within three (3) months after the termination of such Optionee's service (other than a termination for cause), or if the Optionee's service as a director shall terminate by reason of Disability, or retirement, all Options theretofore granted to such Optionee or transferred by such Optionee (as provided in Section 6(j)), to the extent otherwise exercisable at the time of death or termination of service may, unless earlier terminated in accordance with their terms, be exercised by the Optionee or by the Optionee's estate or by a person who acquired the right to exercise such option by bequest or inheritance or otherwise by reason of the death or Disability of the Optionee, or by a transferee at any time within one year after the date of death, Disability or retirement of the Optionee.

         (j) NONTRANSFERABILITY OF OPTIONS. Except as provided in this Section 6(j), no Option granted hereunder shall be transferable by the Optionee to whom granted, other than by will or the laws of descent and distribution, and the Option may be exercised during the lifetime of such Optionee only by the Optionee or such Optionee's guardian or legal representative. To the extent the Option Agreement so provides, and subject to such conditions as the Committee may prescribe (provided such prescription of conditions does not cause the acquisition or disposition of securities hereunder to fail to qualify for an exemption under Section 16(b) of the Exchange Act), an Optionee may, upon providing written notice to the General Counsel of the Corporation, elect to transfer the stock options granted to such Optionee pursuant to such agreement, without consideration therefor, to members of his or her "immediate family" (as defined below), to a trust or trusts maintained solely for the benefit of the Optionee and/or the members of his or her immediate family, or to a partnership or partnerships whose only partners are the Optionee and/or the members of his or her immediate family. Any purported assignment, alienation, pledge, attachment, sale, transfer, or encumbrance that does not qualify as a permissible transfer under this Section 6(j), shall be void and unenforceable against the Plan and the Corporation. For purposes of this Section 6(j), the term "immediate family" shall mean, with respect to a particular Optionee, the Optionee's spouse, children or grandchildren, and such other persons as may be determined by the Committee. The terms of any such Option and the Plan shall be binding upon a permissible transferee, and the beneficiaries, executors, administrators, heirs and successors of the Optionee and, as applicable, a permissible transferee.

         (k)      EFFECT OF CERTAIN CHANGES.

                  (1) If there is any change in the number of shares of Common Stock through the declaration of stock or cash dividends, or recapitalization resulting in stock splits, or combinations or exchanges of such shares, the aggregate number of shares of Common Stock available for Options, the number of such shares covered by outstanding Options, and the exercise price per share of such Options shall be proportionately adjusted by the Committee to reflect any increase or decrease in the number of issued shares of Common Stock; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of any other extraordinary corporate transaction, including, but not limited to, distributions of cash or other property to the Corporation's shareholders, the Committee shall equitably adjust outstanding Options to preserve, but not increase, the benefits of such Options.

                  (2) In the event of the proposed dissolution or liquidation of the Corporation, in the event of any corporate separation or division, including, but not limited to, split-up, split-off or spin-off, or in the event of a merger or consolidation of the Corporation with another corporation, the Committee shall provide that the holder of each Option then exercisable shall have the right to exercise such Option (at its then Option Price) solely for the kind and amount of shares of stock and other securities, property, cash or any combination thereof receivable upon such dissolution, liquidation, or corporate separation or division, or merger or consolidation by a holder of the number of shares of Common Stock for which such Option might have been exercised immediately prior to such dissolution, liquidation, or corporate separation or division, or merger or consolidation.

                  (3) If while unexercised Options remain outstanding under the Plan;

                           (i) any corporation, person or other entity (other than the Corporation) makes a tender or exchange offer for shares of Common Stock pursuant to which purchases are made ("Offer"), or

                           (ii) the stockholders of the Corporation approve a definitive agreement to merge or consolidate the Corporation with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

                           (iii) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 15% of the combined voting power of the Corporation is acquired by any "person" as defined in sections 13(d) and 14(d) of the Exchange Act, or

                           (iv) during any period of two consecutive years, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Corporation's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period), then from and after the date of the first purchase of Common Stock pursuant to such Offer, or the date of any such stockholder approval of adoption, or the date on which public announcement of the acquisition of such percentage shall have been made, or the date on which the change in the composition of the Board set forth above shall have occurred, whichever is applicable (the applicable date being referred to hereinafter as the "Acceleration Date"), all outstanding Options shall be exercisable in full, whether or not otherwise exercisable, Following the Acceleration Date, the Committee shall, in the case of a merger, consolidation or sale or disposition of assets, promptly make an appropriate adjustment to the number and class of shares of Common Stock available for Options, and to the amount and kind of shares or other securities or property receivable upon exercise of any outstanding Options after the effective date of such transaction, and the price thereof.

                  (4) Paragraphs (2) and (3) of this Section 6(k) shall not apply to a merger or consolidation in which the Company is the surviving corporation and shares of Common Stock are not converted into or exchanged for stock, securities of any other corporation, cash or any other thing of value. Notwithstanding the preceding sentence, in case of any consolidation or merger of another corporation into the Corporation in which the Corporation is the surviving corporation and in which there is a reclassification or change (including a change to the right to receive cash or other property) of the shares of Common Stock (other than a change in par value or from par value to no par value, or as a result of a subdivision or combination, but including any change in such shares into two or more classes or series of shares), the Committee shall provide that the holder of each Option then exercisable shall have the right to exercise such Option solely for the kind and amount of shares of stock and other securities (including those of any new direct or indirect parent of the Corporation), property, cash or any combination thereof receivable upon such reclassification, change, consolidation or merger by the holder of the number of shares of Common Stock for which such Option might have been exercised.

                  (5) In the event of a change in the Common Stock of the Corporation as presently constituted, which is limited to a change of all of its authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

                  (6) To the extent that the foregoing adjustments relate to stock or securities of the Corporation, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.

                  (7) Except as hereinbefore expressly provided in this Section 6(k), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger, or consolidation or spin-off of assets or stock of another corporation, and any issue by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structures or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its business or assets.

         (l) RIGHTS AS A STOCKHOLDER. An Optionee or a transferee of an Option shall have no rights as a stockholder with respect to any shares covered by the Option until the date of the issuance of a stock certificate to him or her for such shares. No adjustment shall be made for dividends (ordinary, or extraordinary, whether in cash, securities or other property) or distribution of other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 6(k) hereof.

         (m) OTHER PROVISIONS. The Option Agreements authorized under the Plan shall contain such other provisions, including, without limitation, the imposition of restrictions upon the exercise of an Option, unless the inclusion of such provisions would cause the acquisition or disposition of shares of Common Stock in connection with such Option Agreements to fail to qualify for an exemption from Section 16(b) of the Exchange Act.

7.       TERM OF PLAN.

                  Options may be granted pursuant to the Plan from time to time within a period of ten (10) years from the date the Plan is adopted by the Board.

8.       AMENDMENT AND TERMINATION OF THE PLAN.

         The Board at any time and from time to time may suspend, terminate, modify or amend the Plan; provided, however, that no amendment that requires stockholder approval under applicable law, under the rules or regulations of any securities exchange or regulatory agency, or in order for the Plan to continue to comply with Rule 16b-3 (as promulgated under Section 16(b) of the Exchange
Act) shall be effective unless the same shall be approved by the requisite vote to the stockholders of the Corporation. Except as provided in Section 6 hereof, no suspension, termination, modification or amendment of the Plan may adversely affect any Option previously granted, unless the written consent of the Optionee or, as applicable, a permissible transferee (as provided in Section 6(j)) is obtained.

9.       APPROVAL AND RATIFICATION BY STOCKHOLDERS.

         The Plan shall take effect as set forth in Section 12 upon its adoption by the Board, but shall be subject to its approval and ratification by the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation, which approval and ratification must occur within twelve months after the date that the Plan is adopted by the Board.

10.      EFFECT OF HEADINGS.

         The section and subsection headings contained herein are for convenience only and shall not affect the construction hereof

11.      GOVERNING LAW.

         The Plan shall be governed by the laws of the State of Delaware.

12.      EFFECTIVE DATE OF PLAN.

         The effective date of the Plan is the date the Plan is adopted by the Board.